UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Media & Telecommunications Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks registered decent gains in the first half of our fiscal year and outpaced the broader market. We are happy to report that your fund fared somewhat better still, outperforming its Lipper group of competing funds. Our strong relative results reflected our stock selection in the media segment, which has long been our primary area of emphasis. Below, we discuss in some detail our limited but growing investments in the so-called private placement market—and how our research in private companies works hand in hand with our public company investment process.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund returned 6.69% in the six months ended June 30, 2015. The fund handily outpaced the broader market, as represented by the Standard & Poor’s 500 Index, as well as the Lipper Telecommunication Funds Average, which tracks the performance of similar funds. The fund’s long-term relative performance remained exceptional, making it Lipper’s top-ranked fund in its category for the 5- and 10-year periods ended in June. (Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 3 of 36, 2 of 35, 1 of 33, and 1 of 20 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2015, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Media and telecom stocks registered modest gains in the first half of our fiscal year, helped by merger and acquisition (M&A) activity, continued low interest rates, and other factors. The U.S. economy remained basically on track, although another exceptionally harsh winter in much of the country and a West Coast ports strike caused growth to experience another “winter chill.” The slump in oil prices and the strong U.S. dollar also weighed on the economy and overall profit growth, although profits expanded at a decent pace outside the energy sector. The developed economies of Japan and Europe appeared to gain more traction, thanks in part to powerful monetary stimulus. China’s growth, while still robust, also appeared to be slowing faster than the government intended, which added to investor worries at the end of the period.

Media and telecom services performed roughly in line over the last six months, while performance was more disparate among the smaller segments of our investment universe. Stocks in non-U.S. markets generated somewhat better results for U.S. investors than their domestic counterparts, helped by some stabilization in the U.S. dollar following last year’s surge. U.S. stock benchmarks reached record levels in May and June, but a worsening of the Greek debt crisis at the end of June weighed on sentiment and caused global markets to pull back a bit, as did a steep correction in Chinese share prices.

PORTFOLIO REVIEW

While the fund saw strong results from a wide range of its holdings in the first half of its fiscal year, nine of our top 10 contributors were media positions. Our leading contributor to overall results was Amazon.com, whose prospects we discussed in detail in our last letter. In our January report, we noted the tremendous potential we saw in Amazon’s cloud computing business, among other attributes. Amazon’s decision early this year to reveal details on its Amazon Web Services division drove much of the gains in the stock. The company revealed that its hosting business was on track to pull in roughly $8 billion in revenue for the year, while generating close to $2 billion in segment operating income for the company. Netflix was another major contributor for the fund, as the stock nearly doubled in the first half of the year. Investors were pleased to see Netflix subscribers continue to grow strongly, both in the U.S. and abroad, and they were cheered by the company’s moves into new markets. We trimmed our position on the gains. Another well-known Internet giant, Facebook, also contributed significantly to results. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Among our non-U.S. media holdings, China’s Ctrip.com International was our leading contributor. The company continues to cement its position as the leading online travel agency in China. Tencent Holdings, China’s top social media and online gaming provider, was also very strong. We should note that China’s A share market for foreign investors clearly entered bubble territory earlier this year—shares were up roughly 150% for the year at one point—before a sell-off began late in the period. We were not surprised to see sentiment reverse, but the plunge in the past few weeks has not changed our outlook on the tremendous potential of China’s leading Internet firms, as they offer a rare chance to enjoy rapidly growing markets in a still-robust economy. We also hold positions in retailer Vipshop Holdings, Internet marketplace Alibaba Group Holding, and search giant Baidu. The latter two were among our largest detractors for the period, but we remain confident in their future prospects.

Our leading contributor outside media was U.S. wireless provider T-Mobile US, which continues to upend its industry. Under its colorful CEO, the company continues to aggressively seize market share while investing in improving the quality of its network. One of our largest detractors for the period was American Tower, a dividend-paying real estate investment trust that has suffered from worries over competition from rising bond yields. We believe that a gradual increase in interest rates will be manageable for the cellular tower companies, which have some of the best and most consistent businesses in a tough market environment. They have done a great job of optimizing their balance sheets, and much of their debt is fixed, which help should insulate them from rate increases. Brazilian wireless operator Tim Participacoes was another large detractor, as hopes for consolidation in the Brazilian market failed to materialize.

PRIVATE PLACEMENTS: OUR APPROACH

T. Rowe Price and our fund have long been involved in the so-called private placement market—special securities offerings typically designed for companies that have moved beyond the venture capital stage but have not yet made an initial public offering (IPO). Our fund’s participation has grown in recent years, however. When I took over the fund in 2013, we only had three private investments—two made under predecessor and colleague Henry Ellenbogen’s tenure and one under that of my colleague Dan Martino—that amounted to only a small portion of the fund, roughly 0.30% of total assets. In the two years since, I have made 11 private investments, bringing their allocation to 2.75% of the fund as of June 30, 2015. The fund’s dominant focus will remain on publicly traded securities, and we intend to keep our private allocation under 5%. Nevertheless, we believe investing in private companies is likely to offer some unique opportunities to our shareholders.

Why would the manager of a public investment vehicle such as our fund spend time researching private companies? In order to understand the dynamics in a particular industry or market, we believe it is important to examine and meet with all participants—public and private alike. The primary goal of this research is to support our large public stock holdings. By talking to private companies, we can often learn things about their public competitors that we would not learn otherwise. For example, many people who work at private companies used to work for public companies, and they can be a good source of information on how their former employer is poised to compete with upstarts in the industry.

We are also keenly focused on innovation and how it will change markets. Especially in the technology sector, such disruption often comes from new companies. Finally, getting to know a company and its management team will often also present us with an opportunity to assess its prospects well in advance of the company’s IPO. Most investors only get to spend a short time learning about a company and meeting with its management (if they do at all) before having to make a decision of whether or not to participate in the offering.

Occasionally—and we are presented with far more opportunities than we accept—what we learn through this research will be compelling enough to cause us to invest directly in a private firm. In this sense, investing in private companies is an outgrowth of our broader research process, and our research into them provides the indirect benefit of leading to better investment decisions surrounding our public holdings. To be sure, our goal is to improve the fund’s investment performance, but we do not view our private investing as an expansion of our normal investment process. We want to be able to invest in the best companies with the brightest investment outlooks, whether they are public or private.

Our process when investing in private companies in many ways mirrors our process when we invest in public companies. We do the same level of due diligence, build models and projections, do valuation analysis, and routinely meet with management, just as we do with our public investments. We also require the same level of information and access that we get in public investments at a minimum. Indeed, we are often able to benefit from much better information.

Our specific investment criteria with private placements differ somewhat, however. Of course, the biggest difference in making private investments centers on liquidity issues. If you make an investment in a public company, you can change your mind and sell it rather easily; with a private company, that is not the case. To account for this, we require clearing a higher bar before participating. We are looking to make private investments in companies that we think can become multiples larger over time. In essence, we factor in a higher discount rate when valuing the company. We are not looking to make investments that will only do a little better than we can do in public markets—that is not worth the liquidity risk and the additional complication and cost involved with the purchase. While there may be rare exceptions, we also tend to shy away from making private investments at too early a stage in a company’s growth. We want to feel comfortable with both the product and market fit, and we want to see a track record that gives us confidence that the unit economics of the business make sense.

Another way we manage the liquidity risk is through limiting position size. While we want every investment to work, we realize that the outcomes with our private investments are likely to be either exceptionally positive or negative. As a result, we want to take more of a basket approach, and we keep our investments in any single private investment relatively small. While the small size helps limit the magnitude of the potential loss if a given investment does not work out, it also gives us room to make several investments while still staying under our 5% threshold.

Lately, some observers have been questioning whether the private placement market has become a “bubble” given the sums involved. While always on guard about valuations, we believe several factors should be kept in mind. First, companies are staying private much longer than they have historically—according to Jay Ritter of the University of Florida, the average technology firm was 11 years old at the time of its IPO in 2014, whereas those that went public in 1999 had only been around for four years. As a result, much more of the value creation takes place before the company ever makes it to the public markets, and a larger portion of the private funding being raised is for later-stage companies. This is effectively replacing what would have previously been capital raised through IPOs. While private investment funding in U.S. technology companies in 2014 was above 1999 levels, if IPO funding is included as well, it basically matched 1999 levels—only 2000 was higher.

Of course, this total high level of funding is one reason skeptics often want to draw parallels between today and the Internet bubble in 1999–2000. Much has changed over the last 15 years, however. First, there are around 100 times more people on the Internet in 2014 than there were in 1999. With the scale dramatically larger, the rewards of winning are also dramatically greater. Another major difference is that the majority of the early-stage companies in 1999–2000 were valued based on “eyeballs,” or the number of visitors to their site. In contrast, a large portion of today’s private companies, and specifically the ones we are most interested in, are valued using revenues and profits.

Second, companies can attain success much faster. Fifteen years ago, Internet and other kinds of technology companies had to build a data center, acquire and set up a server farm, and undertake many other investments—all without knowing whether their business was really going to work. Failure was a possibility, of course, but unexpected success could also be problematic as the company would be caught behind the eight ball due to insufficient capacity to support the business. Today, due to the advent of cloud computing, new companies can have virtually instant access to scalable computing at a low cost. Also enabling companies to reach success faster are better distribution channels, including search engines, social networks, app stores, and messaging platforms. This is great for those companies that break away as they are able to generate meaningful revenue much sooner and often with better profitability. The flip side, however, is that these dynamics also lower barriers to entry and result in more competition that can make it more expensive to break away from the pack and dominate a new market. This is why we are drawn to companies that have a head start and are leaders within their space and that we believe have faster innovation cycles and better management teams.

While we think there are legitimate reasons for the higher levels of funding into private companies, this does not mean that there are not excesses. Just as in the public markets, investors can become overzealous and push valuations to excessive levels. We have seen this firsthand, and as more investors enter the private funding market, it makes it tougher to find attractive opportunities. We are certainly mindful of this, and our approach to investing in private companies will remain consistent with our past practices. Unlike some investors, we do not have a mandate to put money to work in the private market, leaving us free to act solely based on our assessment of the investment case. As valuations rise, and opportunities become less available, we are free to respond accordingly.

OUTLOOK

Overall, our perspective remains basically unchanged from early in the year. We expect that a muted global economic environment will continue to offer modest returns for most stocks in our universe. While we do perceive some pockets of attractive valuations, relatively full valuations will also likely keep a lid on gains. Changes in consumer behavior and the resulting shifts in advertising spending will continue to weigh on many traditional media companies. As a result, we are focusing on high-quality companies with strong brands that are less susceptible to declining advertising spending.

M&A has been an important driver of recent gains in the overall market and our sector in recent months. While the factors driving much of the M&A activity remain in place, we believe that the pace of M&A in cable and telecom may slow at the margin given the need to digest the current deals, which may also remove an impetus for broader gains. In short, good stock picking seems likely to be more important than ever, and I am glad to work with a large, global team of talented analysts in seeking the best opportunities.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

July 24, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries may experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/15

Best Contributors		Worst Contributors	
Amazon.com	131¢	Baidu	-47¢
Netflix	92	Alibaba Group Holding	-31
Ctrip.com International	67	Twenty-First Century Fox	-27
T-Mobile US	64	American Tower	-19
Time Warner Cable	50	Qualcomm	-15
Altice	46	Naver	-13
Walt Disney	39	Tim Participacoes	-13
Facebook	29	Wynn Macau	-12
Tencent Holdings	27	LinkedIn	-10
Liberty Global	16	NetSuite	-9
Total	561¢	Total	-196¢

12 Months Ended 6/30/15

Best Contributors		Worst Contributors	
Amazon.com	119¢	Naver	-44¢
Facebook	70	Las Vegas Sands	-31
Netflix	66	Google	-31
Liberty Global	62	Tim Participacoes	-28
Time Warner Cable	57	Iliad	-27
Altice	57	Wynn Macau	-25
Walt Disney	57	Qualcomm	-22
Crown Castle International	42	Yandex*	-21
T-Mobile US	42	Angie's List	-20
Comcast	36	Discovery Communications	-19
Total	608¢	Total	-268¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 6/30/15	Year Ended 12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
NET ASSET VALUE						
Beginning of period	$ 65.07	$ 69.46	$ 53.30	$ 46.91	$ 51.72	$ 41.03
Investment activities						
Net investment income(1)	0.10	1.52	0.22	0.30	0.23	0.18
Net realized and unrealized gain / loss	4.25	1.13	21.30	10.31	(0.39)	10.81
Total from investment activities	4.35	2.65	21.52	10.61	(0.16)	10.99
Distributions						
Net investment income	–	(1.60)	(0.21)	(0.30)	(0.29)	(0.30)
Net realized gain	–	(5.44)	(5.15)	(3.92)	(4.36)	–
Total distributions	–	(7.04)	(5.36)	(4.22)	(4.65)	(0.30)
NET ASSET VALUE						
End of period	**$ 69.42**	**$ 65.07**	**$ 69.46**	**$ 53.30**	**$ 46.91**	**$ 51.72**
Ratios/Supplemental Data						
Total return(2)	**6.69%**	**4.14%**	**40.78%**	**22.69%**	**(0.03)%**	**26.79%**
Ratio of total expenses to average net assets	0.79%(3)	0.80%	0.80%	0.81%	0.83%	0.84%
Ratio of net investment income to average net assets	0.29%(3)	2.17%	0.35%	0.55%	0.44%	0.42%
Portfolio turnover rate	6.2%	24.7%	53.8%	39.2%	41.1%	41.8%
Net assets, end of period (in millions)	$ 3,261	$ 3,182	$ 3,329	$ 2,298	$ 1,861	$ 1,932

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 96.9%		
CONTENT 0.0%		
Media & Entertainment 0.0%		
Central European Media Enterprises, Warrants, 5/2/18 (1)	411,726	527
Total Content		527
HARDWARE 0.4%		
Supply Chain/Electronic Manufacturing 0.4%		
Mobileye (1)	211,900	11,267
Total Hardware		11,267
HEALTH CARE 0.6%		
Healthcare Services 0.6%		
Veeva Systems, Class A (1)	708,200	19,851
Total Health Care		19,851
INFORMATION SERVICES 2.0%		
Data Services 0.0%		
Oanda, Acquisition Date: 8/24/07 - 7/2/14, Cost $429 (1)(2)(3)	15,041	182
		182
E-Commerce 2.0%		
Amadeus IT Holding, A Shares (EUR)	203,439	8,109
Vipshop Holdings, ADR (1)	2,619,000	58,273
		66,382
Total Information Services		66,564
IT SERVICES 0.9%		
IT Services 0.9%		
Equinix, REIT	120,823	30,689
Total IT Services		30,689

MEDIA 59.4%		
Cable/Satellite 10.3%		
Altice (EUR) (1)	364,157	50,159
Comcast, Class A	2,264,900	136,211
DIRECTV (1)	178,800	16,591
Sky (GBP)	538,327	8,771
Time Warner Cable, Class A	698,100	124,381
		336,113
Gaming 1.4%		
Las Vegas Sands	719,950	37,848
Wynn Macau (HKD)	5,586,400	9,281
		47,129
Internet E-Commerce 16.4%		
58.com, ADR (1)	109,300	7,002
Alibaba Group Holding, ADR (1)	583,534	48,007
Amazon.com (1)	505,600	219,476
Angie's List (1)	1,576,700	9,712
Ctrip.com International, ADR (1)	1,104,400	80,201
Etsy (1)	170,800	2,400
Priceline (1)	145,632	167,676
Redfin, Acquisition Date: 4/2/14, Cost $30 (1)(2)(3)	10,172	34
		534,508
Internet Media 18.1%		
Baidu, ADR (1)	805,100	160,279
Facebook (1)	1,800,800	154,446
Google, Class A (1)	132,150	71,366
Google, Class C	165,653	86,224
Houzz, Acquisition Date: 6/3/14, Cost $1,400 (1)(2)(3)	18,686	1,400
NAVER (KRW)	86,688	49,272
Tencent Holdings (HKD)	2,278,500	45,502

Yahoo! (1)	537,000	21,099
		589,588
Media & Entertainment 13.2%		
Central European Media Enterprises (1)	1,215,800	2,651
Discovery Communications, Class C (1)	583,700	18,141
Liberty Global, Series C (1)	3,403,421	172,315
Netflix (1)	91,800	60,307
News Corp, Class A (1)	492,800	7,190
Twenty-First Century Fox, Class A	2,203,800	71,723
Walt Disney	858,700	98,012
		430,339
Total Media		1,937,677
SOFTWARE 4.0%		
Applications Software 2.3%		
Atlassian, Class A1, GDR, Acquisition Date: 4/9/14 Cost $527 (1)(2)(3)	32,963	626
Atlassian, Class A2, GDR, Acquisition Date: 4/9/14 Cost $1,897 (1)(2)(3)	118,586	2,253
Atlassian, Class A3, GDR, Acquisition Date: 4/9/14 Cost $363 (1)(2)(3)	22,707	432
Atlassian, Series 1, GDR, Acquisition Date: 4/9/14 Cost $926 (1)(2)(3)	57,862	1,099
Atlassian, Series 2, GDR, Acquisition Date: 4/9/14 Cost $2,479 (1)(2)(3)	154,924	2,944
Atlassian, Series A, GDR, Acquisition Date: 4/9/14 Cost $1,833 (1)(2)(3)	114,566	2,177
Marketo (1)	330,000	9,260
NetSuite (1)	272,000	24,956
Salesforce.com (1)	351,100	24,447
Workday (1)	89,400	6,829
		75,023

Enterprise Software 0.0%		
Coupa Software, Acquisition Date: 5/26/15, Cost $529 (1)(2)(3)	126,647	529
		529
Infrastructure Software 0.4%		
Red Hat (1)	139,100	10,562
		10,562
Systems Software 1.3%		
ServiceNow (1)	301,649	22,416
VeriSign (1)	329,800	20,355
		42,771
Total Software		128,885
TECHNOLOGY 2.5%		
Software & Services 2.5%		
Dropbox, Class A, Acquisition Date: 11/7/14 Cost $3,270 (1)(2)(3)	171,173	3,270
Dropbox, Class B, Acquisition Date: 5/1/12, Cost $754 (1)(2)(3)	83,278	1,591
LinkedIn (1)	377,300	77,961
Total Technology		82,822
TELECOM EQUIPMENT 1.3%		
Wireless Equipment 1.3%		
QUALCOMM	671,960	42,085
Total Telecom Equipment		42,085
TELECOM SERVICES 25.8%		
Long Distance/Data 0.7%		
Akamai Technologies (1)	335,400	23,418
		23,418
Wireless - Domestic 16.1%		
American Tower, REIT	1,865,000	173,986

CONVERTIBLE PREFERRED STOCKS 2.0%		
MEDIA 0.9%		
Internet 0.0%		
Glam Media, Series M-1, Acquisition Date: 7/2/07 Cost $3,752 (1)(2)(3)	318,078	918
Glam Media Escrow, Series M-1, Acquisition Date: 7/2/07 Cost $525 (1)(2)(3)	45,440	—
		918
Internet E-Commerce 0.7%		
Airbnb, Series D, Acquisition Date: 4/16/14 Cost $5,109 (1)(2)(3)	125,499	11,683
Redfin, Series F, Acquisition Date: 11/7/13 Cost $3,922 (1)(2)(3)	1,614,970	5,326
Uber Technologies, Series E, Acquisition Date: 12/5/14 Cost $6,573 (1)(2)(3)	197,272	6,573
		23,582
Internet Media 0.2%		
Houzz, Series D, Acquisition Date: 6/3/14, Cost $4,200 (1)(2)(3)	56,056	4,200
		4,200
Total Media		28,700
SOFTWARE 0.8%		
Applications Software 0.1%		
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $3,508 (1)(2)(3)(4)	1,528,887	3,508
		3,508
Enterprise Software 0.6%		
Cloudera, Series F, Acquisition Date: 2/5/14 Cost $4,527 (1)(2)(3)	310,902	10,207
Coupa Software, Series G, Acquisition Date: 5/26/15 Cost $4,236 (1)(2)(3)	1,013,172	4,236

Domo, Series D, Acquisition Date: 1/31/14 Cost $3,003 (1)(2)(3)	726,554	5,813
		20,256
Infrastructure Software 0.1%		
MongoDB, Series F, Acquisition Date: 10/2/13 Cost $3,228 (1)(2)(3)	193,004	3,228
		3,228
Total Software		26,992
TECHNOLOGY 0.3%		
Software & Services 0.3%		
Dropbox, Series A, Acquisition Date: 5/1/12, Cost $936 (1)(2)(3)	103,417	1,975
Dropbox, Series A-1, Acquisition Date: 5/1/12 Cost $4,597 (1)(2)(3)	508,002	9,704
Total Technology		11,679
Total Convertible Preferred Stocks (Cost $48,116)		67,371
CORPORATE BONDS 0.1%		
Central European Media Enterprises, PIK, 15.00%, 12/1/17	2,291,185	2,344
Glam Media, 9.00%, 12/2/15, Acquisition Date: 7/2/07 Cost $697 (2)(3)	697,244	551
Glam Media Escrow, 9.00%, 12/2/15 Acquisition Date: 7/2/07 - 8/1/12, Cost $25 (2)(3)	25,471	—
Total Corporate Bonds (Cost $3,014)		2,895
SHORT-TERM INVESTMENTS 0.7%		
Money Market Funds 0.7%		
T. Rowe Price Government Reserve Investment Fund, 0.06% (4)(5)	22,108,064	22,108
Total Short-Term Investments (Cost $22,108)		22,108

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $9,000 for the six months ended June 30, 2015.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2015, totaled $11,869,000 for the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 15% of the fund’s net assets were invested in emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $199,517,000 and $340,269,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $1,954,808,000. Net unrealized gain aggregated $1,303,422,000 at period-end, of which $1,364,861,000 related to appreciated investments and $61,439,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $1,015,000 for T. Rowe Price Services, Inc.; and $334,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015